Fiscal 2019 Third Quarter Results John L. Walsh President & CEO, UGI Corporation Ted J. Jastrzebski Chief Financial Officer, UGI Corporation Hugh J. Gallagher President & CEO, AmeriGas

About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, including, but not limited to, pending litigation relating to the AmeriGas Merger, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the availability, timing and success of 2 our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, including certain integration risks relating to the acquisition of CMG, the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack, the failure to realize the anticipated benefits of the AmeriGas Merger Transaction (as defined herein), the possible diversion of management time on issues related to the AmeriGas Merger Transaction, the risk that the requisite approvals to complete the AmeriGas Merger Transaction are not obtained, the performance of AmeriGas, and the potential need to address any reviews, investigations or other proceedings by governmental authorities or shareholder actions. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2019 Third Quarter Results 2

Third Quarter Recap 3 John L. Walsh President & CEO, UGI

Third Quarter Earnings Recap 1 • GAAP EPS of $(0.01) and Adjusted EPS of $0.13 • Averaged warmer-than-normal weather in domestic service territories; colder-than-normal weather at UGI International Adjusted EPS1 Q3 2019 Weather Versus: Normal Midstream & AmeriGas UGI International Marketing Gas Utility $0.13 Averaged Normal 10.8% Colder 14.5% Warmer 27.1% Warmer $0.09 Q3 2019 Weather Versus: Prior Year Midstream & AmeriGas UGI International Marketing Gas Utility Q3 2018 Q3 2019 8.7% warmer 69.3% Colder 18.7% Warmer 30.6% Warmer UGI Corporation | Fiscal 2019 Third Quarter Results 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. 4

Key Accomplishments






24/7 Self-Serve Propane

- UGI Utilities filed a joint settlement petition with the PAPUC in late July for our first combined gas utilities rate case; the petition is currently under review and is expected to become effective by early Fall; added ~11,000 new residential and commercial heating customers YTD; continuing to invest record capital on infrastructure R&B
- Energy Services is nearing completion of ~$50MM Auburn IV expansion project which will expand capacity by 150,000 Dth/day; fully underwritten by a 10 year take-or-pay commitment
- LPG businesses benefitted from efficiency programs; International business leveraging scale to ensure best practices in areas such as sourcing, distribution and marketing
- Update on PennEast Pipeline Project
  - PA DEP determined that permit applications are administratively complete and is now performing its technical review; two-thirds of the pipeline is in PA
  - In NJ, all required field surveys have been conducted and we expect to file for permits in the coming weeks
  - Project remains on track to commence construction once all necessary approvals have been received

UGI Corporation | Fiscal 2019 Third Quarter Results 5

Third Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

Third Quarter Adjusted Earnings ($ millions, except per share amounts) Q3 2018 Q3 2019 Net income (loss) attributable to UGI Corporation (GAAP) $52.4 $(1.9) Net (gains) losses on commodity derivative instruments1 (38.0) 25.0 Unrealized (gains) losses on foreign currency derivative instruments1 (17.7) 0.5 Integration expenses associated with Finagaz1 4.6 - Merger expenses1 - 0.3 Impairment of Partnership tradenames and trademarks1 14.5 Impact of French Finance Bill 0.1 - Impact from Tax Cuts and Jobs Act (0.8) - Adjusted net income attributable to UGI Corporation $15.1 $23.9 Q3 2018 Q3 2019 UGI Corporation - Diluted Earnings (Loss) Per Share (GAAP) $0.30 $(0.01) Net (gains) losses on commodity derivative instruments3 (0.21) 0.14 Unrealized (gains) losses on foreign currency derivative instruments (0.10) - Integration expenses associated with Finagaz2 0.02 - Impairment of Partnership tradenames and trademarks 0.08 - Adjusted diluted earnings per share3 $0.09 $0.13 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates 2 UGI Corporation | Fiscal 2019 Third Quarter Results Includes the effects of rounding associated with per share amounts 7 3For the three months ended June 30, 2019, based upon fully diluted shares of 177.336 million

Third Quarter Results Recap Adjusted EPS1 $0.01 $0.13 YTD Adjusted EPS1 $0.06 $2.792 $2.382 $0.09 ($0.03) $0.82 UGI Utilities $0.02 ($0.02) $0.79 $0.68 Midstream & Marketing $0.40 UGI 8.7% 69.3% 18.7% 30.6% $0.86 $0.79 Warmer Colder Warmer Warmer International than prior year $0.46 AmeriGas $0.43 Q3 2018 AmeriGas UGI Midstream & UGI Utilities Corp & Other Q3 2019 YTD 2018 YTD 2019 International Marketing 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. UGI Corporation | Fiscal 2019 Third Quarter Results 2 Includes ($0.03) Corporate & Other 8

Financial Results - AmeriGas

(Millions of dollars)	Q3 FY18		Q3 FY19
Adjusted EBITDA[1]	$67.2		
Retail Margin		(16.1)	Total Margin
Wholesale and Other Total Margin		0.6	
Partnership Operating and Administrative Expenses		(10.2)	
Other Income and Expense, net		1.0	
Adjusted EBITDA[1]			$42.5

Weather versus normal



Colder
9.6%
0%
Q3 2018
Q3 2019
Warmer

Item	Primary Drivers
Retail Margin ↓	Lower retail volumes sold as AmeriGas experienced April weather that was significantly warmer than the prior year
Operating and Admin Expenses ↑	Higher reserves for litigation and a correction of a prior-period accounting error; excludes merger expenses

[1]Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation.

UGI Corporation | Fiscal 2019 Third Quarter Results

9

Financial Results – UGI International (Millions of dollars) Q3 FY18 Q3 FY19 Weather versus normal Income Before Taxes $3.0 Total Margin (11.2) Colder Operating and Administrative Expenses 17.1 Depreciation and Amortization 9.0 Interest Expense (0.3) Other Income and Expense, net 5.3 10.8% Income Before Taxes $22.9 (34.6)% Integration Expenses 7.6 - Adjusted Income Before Taxes1 $10.6 $22.9 Item Primary Drivers Volume ↓ Lower volume due to competitive pricing in the East Total Margin ↑ Translation effects of the weaker euro and British pound sterling. In local currency, margin increased principally due to margin management and the recovery of costs associated with energy conservation Warmer Q3 2018 Q3 2019 Operating and Admin Translation effects of the weaker euro and British pound sterling. In local currency, operating Expenses expenses flat despite the incremental impact of recent acquisitions Depreciation and Adjustments recorded in prior-year period resulting from changes in depreciable lives of Amortization ↓ certain cylinders and tanks Other Income & Income from the settlement of a customer contract Expense↑ 10 UGI Corporation | Fiscal 2019 Third Quarter Results 1Adjusted Income Before Taxes is a non-GAAP measure. See Appendix for reconciliation.

Financial Results – Midstream & Marketing (Millions of dollars) Q3 FY18 Q3 FY19 Weather versus normal Income Before Taxes $8.2 Colder Total Margin (6.9) Operating and Administrative Expenses 3.0 5.1% Depreciation and Amortization (0.7) Interest Expense (0.2) (14.5)% Other Income and Expense, net 0.2 Income Before Taxes $3.6 Item Primary Drivers Total Margin ↓ Lower capacity management due to lower baseload capacity values; to a lesser extent lower electric generation due to lower volumes at our Q3 2018 Q3 2019 Hunlock generating facility Warmer Operating and Admin Expenses ↓ Lower compensation, legal and consulting expenses Depreciation and Amortization↑ Expansion of gas gathering and LNG assets UGI Corporation | Fiscal 2019 Third Quarter Results 11

Financial Results – Utilities (Millions of dollars) Q3 FY18 Q3 FY19 Weather versus normal Loss Before Taxes $(6.1) Total Margin 15.7 Colder Operating and Administrative Expenses 2.5 5.1% Depreciation (1.8) (27.1)% Interest Expense (2.4) Other Income and Expense, net 0.5 Income Before Taxes $8.4 Item Primary Drivers Total Margin ↓ Excluding the $22.7 million revenue reduction associated with the TCJA, total margin decreased $7MM due to lower volumes as a result of Q3 2018 Q3 2019 significantly warmer weather in April Warmer Operating and Admin Expenses ↓ Lower uncollectible accounts, lower IT maintenance and consulting, lower travel and entertainment, and lower allocated corporate expenses Depreciation ↑ Increased distribution system capital expenditure activities UGI Corporation | Fiscal 2019 Third Quarter Results 12

AmeriGas Third Quarter Recap Hugh J. Gallagher President and CEO, AmeriGas

Third Quarter Earnings Recap Adjusted EBITDA1 • Weather in Q3 was 8.7% warmer than (Millions of dollars) the prior-year period; April weather averaged 30% warmer than prior year $67.2 • Retail volumes decreased 6.7% • Cylinder Exchange and National Accounts volumes increased 4.5% and $42.5 0.6%, respectively, from Q3 2018 Q3 2018 Q3 2019 UGI Corporation | Fiscal 2019 Third Quarter Results 1Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 15

Growth Initiatives Merger Transaction Home Delivery • Proxy Solicitation underway • Launched “Cynch” in the Philadelphia market in June • Unitholder Meeting scheduled Cylinder Exchange for August 21st • Completed expansion plans with major retailer and large convenience store chain • Transaction expected to close • Roll-out underway of “24/7” shortly thereafter automated cylinder vending machines Technology/Scale • Leverage technology and scale to improve operational efficiency and enhance the customer experience UGI Corporation | Fiscal 2019 Third Quarter Results 16

Conclusion and Q&A John L. Walsh President & CEO, UGI

Strategic Overview • CMG transaction closed on August 1st • All eligible members of the Columbia Midstream team have joined UGI • Expect to invest $300 - $500 million in a series of projects over the next 3 - 5 years • Short-term focus includes welcoming the new team, meeting the key customers and producers on each of the systems, and executing our detailed roadmap for future investments • The AmeriGas Merger transaction is on schedule • Unitholder meeting scheduled for August 21st • Transaction expected to significantly increase our free cash flow • Enhanced cash flow will support a broader funding foundation for the major capital investments in our natural gas businesses and future M&A across the entire corporation UGI Corporation | Fiscal 2019 Third Quarter Results 18

Q&A

Appendix

UGI Supplemental Footnotes • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on such derivative instruments), losses associated with extinguishments of debt, Finagaz integration expenses, the remeasurement impact on net deferred tax liabilities from changes in U.S. and French tax rates, impairment of Partnership tradenames and trademarks and merger expenses. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current- period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Corporation | Fiscal 2019 Third Quarter Results 21

UGI Adjusted Net Income and EPS UGI Corporation | Fiscal 2019 Third Quarter Results 22

UGI Adjusted Net Income and EPS UGI Corporation | Fiscal 2019 Third Quarter Results 23

AmeriGas Supplemental Footnotes • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. UGI Corporation | Fiscal 2019 Third Quarter Results 24

AmeriGas EBITDA and Adjusted EBITDA UGI Corporation | Fiscal 2019 Third Quarter Results 25

Investor Relations: Brendan Heck Alanna Zahora 610-456-6608 610-337-1004 heckb@ugicorp.com zahoraa@ugicorp.com